                                                                EXHIBIT 10.2

                               EXCHANGE AGREEMENT


         THIS EXCHANGE AGREEMENT is made as of this 10th day of June, 1996 by and between Westgate International, L.P., a Cayman Islands limited partnership ("Exchanging Securityholder") and Trans World Airlines, Inc., a Delaware corporation ("TWA").

                              W I T N E S S E T H:

         WHEREAS, Exchanging Securityholder, is the beneficial owner of certain 12% Senior Secured Reset Notes due November 3, 1998 (together with accrued and unpaid interest, the "Notes") of TWA; and

         WHEREAS, Exchanging Securityholder wishes to arrange for the exchange of some or all of the Notes for shares of TWA's $.01 par value Common Stock (the "Shares") and TWA wishes to exchange Shares for some or all of the Notes, all on the terms and subject to the conditions set forth in this Exchange Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and Exchange Agreements set forth in this Exchange Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. EXCHANGE TRANSACTIONS. (a) Exchanging Securityholder hereby agrees that in the event Notes are exchanged for Shares, Exchanging Securityholder shall exchange, assign, transfer, convey and deliver to TWA, and TWA shall receive from Exchanging Securityholder, all right, title and interest in and to the Notes so exchanged; and (b) TWA agrees that in the event that Notes are exchanged for Shares, TWA shall exchange, assign, transfer, convey and deliver to Exchanging Securityholder, and Exchanging Securityholder shall receive from TWA, all right, title and interest in and to the Shares so exchanged, with all transactions to take place at the applicable Closing (as defined in Section 9 hereto) on the terms and subject to the conditions set forth in this Exchange Agreement. The Shares have been approved for listing on the American Stock Exchange. Based upon Exchanging Securityholder's representations contained in Section 5, the Shares will be issued to Exchanging Securityholder free and clear of legend or transfer restrictions.

         2. PROCEDURE FOR EFFECTING AN EXCHANGE. (a) To effect an exchange of Notes for Shares during the term of this Agreement, The Exchanging Securityholder shall complete and deliver by facsimile transmission to TWA, at the number therefor for TWA designated in Section 11(f), during or after the close of a trading day on the American Stock Exchange ("ASE") an Offer to Exchange ("Offer") in the form of Exhibit A hereto, with all information filled in, and signed by a duly authorized officer of the Exchanging Securityholder. Once made, an Offer shall remain open for acceptance by TWA from the time of receipt thereof by TWA, subject to revocation in writing as hereinafter provided. Assuming such Offer is acceptable to TWA, TWA shall have such Offer signed by a duly authorized officer (an "Accepted Offer") and deliver by facsimile transmission to the Exchanging Securityholder, at the number therefor for the Exchanging Securityholder designated in Section 11(f), such Accepted Offer after the time of receipt by TWA of the Offer unless TWA shall have received a revocation thereof in writing prior to transmission by TWA of the Accepted Offer to the Exchanging Securityholder. The Closing of the exchange contemplated by an Accepted Offer shall take place on the third trading day ("T+3") on which the ASE is open for business after transmission of an Accepted Offer by TWA to the Exchanging Securityholder as herein contemplated.

         (b) Prior to transmitting any Offer on any trading day, Exchanging Securityholder shall give telephonic notice on such day to TWA, at the number specified in Section 11(f), that Exchanging Securityholder will be making an Offer. It is the non-binding intention of the parties hereto that (i) the Exchanging Securityholder will fax the Offer to TWA (accompanied by the most current Time Sales Quotron Sheet for TWA) while an authorized representative of the Exchanging Securityholder is in telephone contact with an authorized representative of TWA and (ii) that TWA will either accept or reject the Offer (and if the Offer is to be accepted, will fax the Accepted Offer to the Exchanging Securityholder) while such representatives maintain telephone contact. Nothing in this paragraph shall be deemed, however, to affect the validity or enforceability of any Accepted Offer.

         3. PRICING OF EXCHANGE. The number of Shares to be exchanged for Notes hereunder shall be determined by dividing the Notes Price (i.e., the Notes priced at par, plus accrued interest as computed from Exhibit B hereto through the date of the transmission of the Offer by the Exchanging Securityholder) by the Share Price (i.e., 95% of the Agreed Trading Share Price). The "Agreed Trading Share Price" shall be the price of the Shares on the ASE on the day the Offer is transmitted by facsimile to TWA by the Exchanging Securityholder, as such price is reflected on the ASE on the date of the Offer utilizing an average of the most recent sale prices prior to the transmission of the offer as agreed between the Exchanging Securityholder and TWA. The Agreed Trading Share Price and the resulting number of Shares for which each $1,000 principal amount of Notes (plus accrued but unpaid interest on the Notes through the close of business on the date of the Offer) will be exchanged in connection with any Offer will be set forth by the Exchanging Securityholder in any Offer transmitted to TWA. The number of Shares in any such exchange will be rounded down to the nearest whole Share and no fractional shares shall be issued.

         4. REPRESENTATIONS OF EXCHANGING SECURITYHOLDER. Exchanging Securityholder hereby represents and warrants to TWA as follows:

                 (a) Existence of Exchanging Securityholder. Exchanging Securityholder is a limited partnership, validly existing and in good standing under the laws of the Cayman Islands. Exchanging Securityholder has full power and authority to execute and deliver this Exchange Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby, including, without limitation, to own, hold, sell and transfer the Notes pursuant to this Exchange Agreement.

                 (b) Authority. The execution and delivery by Exchanging Securityholder of this Exchange Agreement, and the performance by Exchanging Securityholder of its obligations hereunder, have been duly and validly authorized by Exchanging Securityholder, with no other action on the part of Exchanging Securityholder or its partners being necessary. Martley International, Inc. is the duly authorized attorney-in-fact of Exchanging Securityholder and is duly authorized to execute this Exchange Agreement on behalf of Exchanging Securityholder and to execute and deliver Offers during the term of this Exchange Agreement, all of which will be binding on Exchanging Securityholder. This Exchange Agreement has been duly and validly executed and delivered by Exchanging Securityholder and constitutes a legal, valid and binding obligation of Exchanging Securityholder enforceable against Exchanging Securityholder in accordance with its terms.

                 (c) Ownership of Notes. Exchanging Securityholder is the owner of the Notes and all Notes exchanged by the Exchanging Securityholder will be free and clear of all liens. The delivery of Notes as contemplated by this Agreement in the manner provided herein will transfer to TWA good and valid title to the Notes, free and clear of all liens and encumbrances whatsoever.

                 (d) No Conflicts. Neither the execution and delivery by Exchanging Securityholder of this Exchange Agreement, nor the performance by Exchanging Securityholder of its obligations under this Exchange Agreement and the consummation of the transactions contemplated hereby, will conflict with or result in a violation or breach of any of the terms, conditions or provisions of the partnership agreement of Exchanging Securityholder.

                 (e) Disclosure of TWA. Exchanging Securityholder has received and carefully reviewed TWA's Annual Report on Form 10-K for the year ended December 31, 1995, TWA's most recent Quarterly Report on Form 10-Q and TWA's Proxy Statement for the Annual Meeting of Stockholders held on May 21, 1996. Exchanging Securityholder acknowledges that all documents, records and books pertaining to the issuance of the Shares to Exchanging Securityholder and requested by Exchanging Securityholder have been made available for inspection by TWA, that Exchanging Securityholder had a reasonable opportunity to ask questions of and receive answers from TWA concerning the terms and conditions of the issuance of the Shares, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense by the Company, necessary to verify the accuracy of the information in the above-described documents. All such questions have been answered to the full satisfaction of Exchanging Securityholder. No oral representations have been made, express or implied, to Exchanging Securityholder in connection with the issuance of the Shares and Exchanging Securityholder has relied solely upon the representations set forth herein and the information contained in the documents referred to above. Exchanging Securityholder represents that it is sophisticated in matters of financial analysis and is able and willing to evaluate and bear the risk of investment in equity securities of TWA.

                 (f) Exemption of Shares from Registration. Exchanging Securityholder acknowledges that the Shares have ot been registered under the Securities Act of 1933, as amended (including all rules and regulations thereto, the "Act"), in reliance upon the exemption from registration thereunder contained in Section 3(a)(9) thereof, and acknowledges that the Shares have not been registered under the securities or "blue sky" laws of any state, and are being issued to Exchanging Securityholder upon certain exemptions from registration contained in such securities laws. Exchanging Securityholder is aware that TWA has relied upon, among other things, the representations contained herein in determining that an exemption from registration under the Act and under applicable state securities laws is available for the issuance of the shares and that but for such representations, TWA would not issue the Shares to Exchanging Securityholder as provided herein. Exchanging Securityholder acknowledges that TWA is and will be under no obligation to register the Shares under the Securities Act of 1933, as amended.

                 (g) Exchanging Securityholder Not an Affiliate. Neither Exchanging Securityholder nor any of its general or limited partners is an affiliate of TWA within the meaning of such term under the Act.

                 (h) ASE Trading Information. All ASE trading information supplied by the Exchanging Securityholder to TWA upon which the Agreed Trading Share Price is determined shall be true, accurate and correct to the best knowledge and belief of Exchanging Securityholder and its agents and general partners, including without limitation, Martley International, Inc.

         5. REPRESENTATIONS OF TWA. TWA hereby represents and warrants to Exchanging Securityholder as follows:

                 (a) Corporate Existence of TWA. TWA is a corporation, validly existing and in good standing under the laws of the State of Delaware. TWA has full corporate power and authority to execute and deliver this Exchange Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby, including, without limitation, to issue the Shares pursuant to this Exchange Agreement.

                 (b) Authority. The execution and delivery by TWA of this Exchange Agreement, and the performance by TWA of its obligations hereunder, have been duly and validly authorized by the Board of Directors of TWA, with no other corporate action on the part of TWA or its stockholders being necessary. This Exchange Agreement has been duly and validly executed and delivered by TWA and constitutes a legal, valid and binding obligation of TWA enforceable against TWA in accordance with its terms.

                 (c) Ownership of Shares. The delivery of a certificate or certificates representing the Shares in the manner provided herein will transfer to Exchanging Securityholder good and valid title to the Shares, free and clear of all liens and all Shares will be duly and validly issued and fully paid and nonassessable.

                 (d) No Conflicts. Neither the execution and delivery by TWA of this Exchange Agreement, nor the performance by TWA of its obligations under this Exchange Agreement and the consummation of the transactions contemplated hereby, will conflict with or result in a violation or breach of any of the terms, conditions or provisions of TWA's Second Amended & Restated Certificate of Incorporation or Amended and Restated By-laws.

         6. CONDITIONS TO OBLIGATIONS OF EXCHANGING SECURITYHOLDER. The obligations of Exchanging Securityholder hereunder are subject to the fulfillment, at or before the delivery of the Notes and the Shares at the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Exchanging Securityholder in its sole discretion):

                 (a) Representations and Warranties. The representations and warranties made by TWA in this Exchange Agreement shall be true and correct in all respects material to the validity and enforceability of this Exchange Agreement on and as of each Closing Date (as defined below) as though made on and as of such Closing Date.

                 (b) Performance. TWA shall have performed and complied with, in all material respects, the Exchange Agreements, covenants and obligations required by this Exchange Agreement to be so performed or complied with by TWA at or before the Closing.

                 (c) Officers' Certificates. TWA shall have delivered to Exchanging Securityholder a certificate, dated the Closing Date and executed by the President or any Vice President of and the Corporate Secretary of TWA, substantially in the form and to the effect of Exhibit C hereto.

                 (d) Orders and Laws. There shall not be in effect on the Closing Date any Order or Law restraining, enjoining, or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Exchange Agreement.

                 (e) Listing of Shares. The Shares shall have been approved for listing on the American Stock Exchange.

         7. CONDITIONS TO OBLIGATIONS OF TWA. The obligations of TWA hereunder are subject to the fulfillment, at or before the delivery of the Notes and the Shares at the applicable Closing, of each of the following conditions (all or any of which may be waived in whole or in part by TWA in its sole discretion):

                 (a) Representations and Warranties. The representations and warranties made by Exchanging Securityholder in this Exchange Agreement shall be true and correct in all respects material to the validity and enforceability of this Exchange Agreement on and as of each Closing Date (as defined below) as though made on and as of such Closing Date.

                 (b) Performance. Exchanging Securityholder shall have performed and complied with, in all material respects, the Exchange Agreements, covenants and obligations required by this Exchange Agreement to be so performed or complied with by Exchanging Securityholder at or before the Closing.

                 (c) Officers' Certificates. Exchanging Securityholder shall have delivered to TWA a certificate, dated the Closing Date and executed by a duly authorized representative of Exchanging Securityholder, substantially in the form and to the effect of Exhibit D hereto.

                 (d) Orders and Laws. There shall not be in effect on the Closing Date any Order or Law restraining, enjoining, or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Exchange Agreement.

         8. NO OTHER REPRESENTATIONS. Notwithstanding anything to the contrary contained in this Exchange Agreement, it is the explicit intent of each party hereto that TWA and the Exchanging Securityholder are making no representation or warranty whatsoever, express or implied, except those representations and warranties contained in Sections 4 and 5 as applicable and in any certificate delivered pursuant to Sections 6(c) and 7(c) hereto.

         9.      CLOSING.

                 (a) Time and Place. Each closing (a "Closing") of the transactions contemplated by this Exchange Agreement shall be held at the offices of American Stock Transfer and Trust Company ("AST"), New York, New York on T+3 or at such other place(s) or on such other date as may be mutually agreed upon by Exchanging Securityholder and TWA. No further Offers may be made hereunder after the earlier of (i) August 30, 1996 or (ii) the date either party hereto shall give written notice to the other of the termination of the term of this Agreement (the "Termination Date"). Alternatively, each closing may be settled on T+3 by electronic book entry through Depository Trust Company ("DTC") if Exchanging Securityholder gives written notice thereof on the next Business Day after the transmission by TWA of an Accepted Offer. In such event, the Notes shall be delivered by the Exchanging Securityholder and the Shares by AST on behalf of TWA, in each case, by book-entry transfer through DTC. No exchange shall be deemed complete or closing effected until a book-entry confirmation is received confirming that the Notes, in the case of TWA, and the Shares, in the case of Exchanging Securityholder, have been transferred to the account of TWA, in the case of the Notes, and Exchanging Securityholder, or its designee or nominee, in the case of the Shares. In the case of a closing by electronic book entry, the exchange of the Notes for the Shares shall take place on the same trading day and as simultaneously as practicable. The parties agree to coordinate with DTC and AST to accomplish that objective. Neither TWA, the Exchanging Securityholder nor AST, nor any designee or nominee of any of the foregoing, will have any liability for the performance by DTC or its participants of their respective obligations under the rules and procedures governing their operations. The Termination Date may be extended at any time by agreement in writing between the parties signed by the Exchanging Securityholder and TWA.

                 (b) Delivery by Exchanging Securityholder. At or prior to each Closing, Exchanging Securityholder will deliver to TWA (i) a certificate or certificates registered in Exchanging Securityholder's name and representing the Notes so exchanged (unless Closing takes place by electronic book entry through DTC), and (ii) the officers' certificates to be delivered pursuant to Section 7(c) hereto.

                 (c) Delivery by TWA. At or prior to each Closing, TWA will deliver to Exchanging Securityholder (i) a certificate or certificates registered in Exchanging Securityholder's name and representing the Shares so exchanged (unless Closing takes place by electronic book entry through DTC), and (ii) the officers' certificates to be delivered pursuant to Section 6(c) hereto.

         10.     INDEMNIFICATION.

                 (a) Indemnification by Exchanging Securityholder. Exchanging Securityholder agrees to indemnify and hold harmless TWA, its officers, directors and stockholders and any other person who may be deemed to control TWA from any loss, liability, claim, damage or expense arising out of the inaccuracy of any of Exchanging Securityholder's above representations, warranties or statements or the breach of the agreements contained herein; provided, however, in no event shall TWA be entitled to recover any incidental, indirect, special or consequential damages from Exchanging Securityholder.

                 (b) Indemnification by TWA. TWA agrees to indemnify and hold harmless Exchanging Securityholder, its officers, directors and stockholders and any other person who may be deemed to control Exchanging Securityholder from any loss, liability, claim, damage or expense arising out of the inaccuracy of any of TWA's above representations, warranties or statements or the breach of the agreements contained herein; provided, however, in no event shall Exchanging Securityholder be entitled to recover any incidental, indirect, special or consequential damages from TWA.

         11.     MISCELLANEOUS.

                 (a) Limitation on Other Exchanges. TWA shall not enter into any contract or agreement to exchange Shares for 12% Senior Secured Reset Notes with any other person on any Extended Business Day on which it shall have entered into an agreement to exchange Notes for Shares by transmitting an Accepted Offer to the Exchanging Securityholder. "Extended Business Day" means from 3:30 p.m. on any trading day prior to the trading day on the ASE on which the Accepted Offer is transmitted until 9:29 a.m. on the next succeeding trading day on the ASE following the trading day on which the Accepted Offer was transmitted by TWA. This Section 11(a) is not intended to prevent TWA from entering into or performing such an agreement with Elliott Associates, L.P. or any affiliate thereof).

                 (b) Entire Agreement. Except as otherwise expressly provided herein, this Exchange Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and may be amended only by a writing executed by the parties hereto. This Exchange Agreement supersedes all prior arrangements or understandings with respect thereto, written or oral. The terms and conditions of this Exchange Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and is intended for the benefit of Exchanging Securityholder and TWA.

                 (c) Consent to Jurisdiction Etc. Exchanging Securityholder agrees that any legal action or proceeding against Exchanging Securityholder relating to or arising out of or under this Exchange Agreement may be brought in any court of competent jurisdiction in the State of New York or of the United States of America for the Southern District of New York, and Exchanging Securityholder accepts with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Exchanging Securityholder further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified U.S. mail, postage prepaid, to the Exchanging Securityholder at its addresses provided in Section 11(f) hereof, such service to become effective upon receipt or five (5) days after such mailing, whichever shall first occur. Nothing herein contained shall affect the right of TWA to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Exchanging Securityholder in the Cayman Islands or against Exchanging Securityholder in any other jurisdiction in which Exchanging Securityholder may be subject to suit. To the fullest extent permitted by applicable law, Exchanging Securityholder hereby waives, and agrees not to assert, by way of motion, defense, counterclaim or otherwise, in any such suit, action or proceeding any claim that (i) Exchanging Securityholder is not personally subject to the jurisdiction of any of the above-named courts by reason of any immunity or otherwise (ii) its properties are exempt or immune from setoff, execution or attachment, either prior to judgment or in aid of execution or (iii) any suit, action or proceeding so brought is in an inconvenient forum or that the venue of the suit, action or proceeding is improper or that the subject matter hereof may not be enforced in or by such courts. Exchanging Securityholder further agrees that, after final judgment by any such court, it will, to the fullest extent permitted by applicable law, waive the benefit of any defense that would hinder or delay the levy, execution or collection of any amount to which TWA is entitled hereunder or pursuant to a final judgment of any court having jurisdiction. The Exchanging Securityholder hereby irrevocably designates Stonington Management Corporation, having an office on the date hereof at 712 Fifth Avenue, 36th Floor, New York, New York 10019, as the designee, appointee and agent of the Exchanging Securityholder to receive service of process in such jurisdiction in any legal action or proceeding with respect to this Exchange Agreement and such service shall be deemed complete five (5) days after delivery thereof to said agent, if written notice of such service shall be given to Exchanging Securityholder either by such agent or by TWA, by mailing the same by registered or certified mail to Exchanging Securityholder at the address set forth in Section 11(f) or otherwise as notice is permitted to be given under such paragraph.

                 (d) Survival of Representations and Warranties. The representations and warranties of Exchanging Securityholder set forth herein shall survive the issuance of the Shares pursuant to this Exchange Agreement.

                 (e) Expenses. Each party will pay its own costs and expenses incurred in connection with the negotiation, execution and closing of this Exchange Agreement and the transactions contemplated hereby and thereby.

                 (f) Governing Law. This Exchange Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                 (g) Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                      If to Exchanging Securityholder, to:

                       Stonington Management Corporation
                           712 5th Avenue, 36th Floor
                            New York, New York 10019
                           Attn:  Mr. Vince Intrieri
                          Telephone No.:  212/974-2151
                          Facsimile No.:  212/974-2092
                           Authorized Representative:
                        Paul E. Singer or Vince Intrieri

                                 If to TWA, to:

                           Trans World Airlines, Inc.
                                One City Centre
                              515 N. Sixth Street
                           St. Louis, Missouri 63101
                           Attn:  Michael J. Palumbo
                          Telephone No. for telephonic
                             notice:  314/589-3175
                          Facsimile No.:  314/589-3267
                           Authorized Representative:
                     Robert A. Peiser or Michael J. Palumbo

              (h) Counterparts. This Exchange Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be fully executed as of the 10th day of June, 1996.


                                 WESTGATE INTERNATIONAL, L.P.

                                 By:     Martley International, Inc.
                                         ATTORNEY-IN-FACT


                                         By: /s/ Paul E. Singer
                                            ----------------------------

                                            Paul E. Singer
                                            President


                                 TRANS WORLD AIRLINES, INC.



                                 By:  /s/ Robert A. Peiser
                                    ------------------------------------

                                     Name:  Robert A. Peiser
                                     Title: Executive Vice President and
                                            Chief Financial Officer





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

                                   EXHIBIT A

                               OFFER OF EXCHANGE

Trans World Airlines, Inc.                      [TO BE TRANSMITTED BY FACSIMILE]
One City Centre
515 N. Sixth Street                          Dated:  ____________________, 1996
St. Louis, MO  63101
  Attn:  Michael J. Palumbo
         Vice President and Treasurer

Dear Sirs:

         We refer to the Exchange Agreement dated the 10th day of June, 1996 (the "Exchange Agreement") between Westgate International, L.P. ("Exchanging Securityholder") and Trans World Airlines, Inc. ("TWA"). All capitalized terms used herein which are not separately defined are used as defined in the Exchange Agreement.

         The Exchanging Securityholder hereby offers to exchange Notes in the following principal amount and accrued interest:

         Principal Amount of Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
         Accrued Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                               ---------------
         Notes Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $
                                                                                               ===============

for __________ Shares. Such number of Shares has been computed in accordance with Section 3 of the Exchange Agreement based upon a Share Price of $_____ and an Agreed Trading Share Price of a Share on the date of this Offer of $________. Please evidence your acceptance of our Offer by signing and returning this Offer by facsimile transmission in accordance with the terms of the Exchange Agreement.

                                        WESTGATE INTERNATIONAL, L.P.

                                        By:     Martley International, Inc.
                                                ATTORNEY-IN-FACT

                                                By:___________________________
                                                    Authorized Officer

                                   ACCEPTANCE

         TWA hereby accepts the within offer and agrees to exchange ___________ Shares for the total Notes Price referred to above.

                                                TRANS WORLD AIRLINES, INC.

                                                By: __________________________
                                                    Authorized Officer

                                   EXHIBIT B

                           PRINCIPAL AND INTEREST ON
                          12% SR. SECURED RESET NOTES

                                AMENDMENT NO. 1
                           TO THE EXCHANGE AGREEMENT

       THIS AMENDMENT NO. 1 TO THE EXCHANGE AGREEMENT is made as of this 22nd day of August, 1996 by and between Westgate International, L.P., a Cayman Islands limited partnership ("Exchanging Securityholder") and Trans World Airlines, Inc., a Delaware corporation ("TWA").

                              W I T N E S S E T H:

       WHEREAS, Exchanging Securityholder and TWA entered into an Exchange Agreement as of June 10, 1996 ("Exchange Agreement") whereby Exchanging Securityholder and TWA agreed to exchange 12% Senior Secured Reset Notes due November 3, 1998 (the "Notes") for shares of TWA's $.01 par value Common Stock ("Shares"), all as more fully set forth in the Exchange Agreement; and

       WHEREAS, Exchanging Securityholder and TWA wish to extend the date by which the parties may exchange the Notes and the Shares pursuant to the Exchange Agreement;

       NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. The second sentence of paragraph 9 of the Exchange Agreement is hereby deleted and the following sentence is hereby substituted therefor:

              "No further offers may be made hereunder after the earlier of (i) October 30, 1996 or (ii) the date either party hereto shall give written notice to the other of the termination of the term of this Agreement (the "Termination Date")."

       2. Exhibit B to the Exchange Agreement is hereby amended to include Exhibit B-1, attached hereto and made a part hereof.

       3. Except as amended herein, the Exchange Agreement remains in full force and effect.

       4. This Amendment No. 1 to the Exchange Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Exchange Agreement to be executed as of the 28th day of August, 1996.

                                        Westgate International, L.P.
                                        By:  Martley International, Inc.
                                             Attorney-in-Fact


                                        By:  /s/ Paul E. Singer
                                           -------------------------------------
                                             Paul E. Singer
                                             President


                                        Trans World Airlines, Inc.


                                        By:  /s/ Richard P. Magurno
                                           -------------------------------------
                                             Richard P. Magurno
                                             Senior Vice President

                            EXCHANGE AGREEMENT EXHIBIT B-1

                              TRANSWORLD AIRLINES, INC.
                     DAILY CALCULATION OF PAR + ACCRUED INTEREST
                             12% SR. SECURED RESET NOTES

              MONDAY     SEPT.        2     1,010.67
              TUESDAY                 3     1,011.00
              WEDNESDAY               4     1,011.33
              THURSDAY                5     1,011.67
              FRIDAY                  6     1,012.00

              MONDAY                  9     1,013.00
              TUESDAY                10     1,013.33
              WEDNESDAY              11     1,013.67
              THURSDAY               12     1,014.00
              FRIDAY                 13     1,014.33

              MONDAY                 16     1,015.33
              TUESDAY                17     1,015.67
              WEDNESDAY              18     1,016.00
              THURSDAY               19     1,016.33
              FRIDAY                 20     1,016.67

              MONDAY                 23     1,017.67
              TUESDAY                24     1,018.00
              WEDNESDAY              25     1,018.33
              THURSDAY               26     1,018.67
              FRIDAY                 27     1,019.00

              MONDAY                 30     1,020.00
              TUESDAY    OCTOBER      1     1,020.33
              WEDNESDAY               2     1,020.67
              THURSDAY                3     1,021.00
              FRIDAY                  4     1,021.33

              MONDAY                  7     1,022.33
              TUESDAY                 8     1,022.67
              WEDNESDAY               9     1,023.00
              THURSDAY               10     1,023.33
              FRIDAY                 11     1,023.67

              MONDAY                 14     1,024.67
              TUESDAY                15     1,025.00
              WEDNESDAY              16     1,025.33
              THURSDAY               17     1,025.67
              FRIDAY                 18     1,026.00

              MONDAY                 21     1,027.00
              TUESDAY                22     1,027.33
              WEDNESDAY              23     1,027.67
              THURSDAY               24     1,028.00
              FRIDAY                 25     1,028.33

              MONDAY                 28     1,029.33
              TUESDAY                29     1,029.67
              WEDNESDAY              30     1,030.00

TWA [LETTERHEAD]


                              September 9, 1996


Westgate International, L.P.
c/o Stonington Management Corporation
712 5th Avenue, 36th Floor
New York, New York 10019
Attn: Mr. Vince Intrieri

Gentlemen:

       Reference is made hereby to the Exchange Agreement dated as of June 10, 1996 between Westgate International, L.P., a Cayman Islands limited partnership ("Westgate"), and Trans World Airlines, Inc., a Delaware corporation ("TWA"), as amended (the "Exchange Agreement"), which provides for Westgate to exchange 12% Senior Secured Reset Notes due November 3, 1998 of TWA held by it (together with accrued and unpaid interest, the "Notes") for shares of TWA's Common Stock, $.01 par value per share ("Shares") in exchange transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), in reliance upon Section 3(a)(9) of the Act.

       For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Westgate hereby agrees that any and all resales of Shares received by Westgate in exchange transactions pursuant to the Exchange Agreement will be made either (i) in compliance with the requirements of sections (e) and (f) of Rule 144 of the Act, as such rule may be amended from time to time, or (ii) pursuant to another exemption available under the Act, with respect to the availability of which exemption to be confirmed by an opinion of Kleinberg, Kaplan, Wolff & Cohen, P.C., or such other counsel acceptable to TWA, reasonably satisfactory in form and substance to TWA, furnished to TWA prior to any such resale. If such resale is made pursuant to
Section 4(2) of the Act or any similar "private placement" exemption, the transferee shall assume, in form and substance satisfactory to TWA, the obligations of Westgate with respect to any subsequent resale by such transferee.

       If the foregoing is agreeable and acceptable to you, please indicate your agreement with TWA as hereinabove set forth.


                                        Very truly yours,

                                        TRANS WORLD AIRLINES, INC.


                                        By:  /s/ Richard P. Magurno
                                           -------------------------------------
                                        Name:   Richard P. Magurno
                                        Title:  SR. V.P.


AGREED AND ACCEPTED
this 10th day of September, 1996.

WESTGATE INTERNATIONAL, L.P.

By:  Martley International, Inc.
     ATTORNEY-IN-FACT


     By:  /s/ Paul E. Singer
        -------------------------------
          Paul E. Singer